UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of report (Date of earliest event reported): February 13, 2006

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-27943                 11-3386214
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)



   125 Wilbur Place, Suite 120                                11716
        Bohemia, New York                                  (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)) -

Item 1.01         Entry into a Material Definitive Agreement.

         On February 13, 2006, Advanced BioPhotonics Inc. (the "Company") entered into a letter of agreement (the "Agreement") with The Investor Relations Group, Inc. ("IRG"). Under the Agreement IRG will provide investor relations services for the Company. In consideration for its services, the Company will pay IRG $10,000 per month. In addition, the Company will deliver 325,000 restricted shares of the Company's common stock to IRG. These shares will be restricted for a period of two years from the date of execution of the Agreement.

         On February 16, 2006, the Company issued a press release announcing the engagement of IRG to provide investor relations services. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits


Exhibit Number        Description
--------------------  ----------------------
99.1                  Press Release Dated February 16, 2006



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADVANCED BIOPHOTONICS INC.


Date:   February 16, 2006             By:   /s/ Denis A. O'Connor
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                                          Denis A. O'Connor
                                          President and Chief Executive Officer